EXHIBIT 32.1


           CERTIFICATIONS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
                         RULE 13a-14(b) OR 15d-14(b) AND
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report of Lexington Resources, Inc. (the "Company") on Form 10-QSB for quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Grant
R. Atkins, Chief Executive Officer of the Company, and Vaughn Barbon, Chief Financial Officer of the Company, each certifies for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

          1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

          2.   the information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.




Dated: August 6, 2004                     By:  /s/ GRANT R. ATKINS
                                          ________________________________
                                          Grant R. Atkins, Chief Executive
                                          Officer


Dated: August 6, 2004                     By:  /s/ VAUGHN BARBON
                                          ________________________________
                                          Vaughn Barbon, Chief Financial
                                          Officer



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO LEXINGTON RESOURCES, INC. AND WILL BE RETAINED BY LEXINGTON RESOURCES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.